EARTH SOURCE ENERGY INC.
                                      -and-
                            PACIFIC GEO EXCHANGE INC.
                                      -and-
                              MUELLER FAMILY TRUST
                                      -and-
                                JADE EAGLE TRUST
                                      -and-
                             ARIES DEVELOPMENTS LTD.
                                      -and-
                                  LYNN MUELLER
                                      -and
                                  MARK MCCOOEY
                                      -and-
                                   PAUL CALLON
                                      -and-
                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
                                      -and-
                           ESSENTIAL INNOVATIONS CORP.



                                 ADDENDUM #2 TO
                            SHARE PURCHASE AGREEMENT

                     ADDENDUM #2 TO SHARE PURCHASE AGREEMENT

THIS ADDENDUM TO SHARE PURCHASE AGREEMENT made as of the 6th day of March, 2006,

BETWEEN:

         Earth Source Energy Inc., a corporation existing under the laws of the Province of British Columbia (hereinafter called "ESE")
                                      -and-
         Pacific Geo Exchange Inc., a corporation existing under the laws of the Province of British Columbia (hereinafter called "PacGeo")
                                      -and-
         Lynn Mueller of the Province of British Columbia (hereinafter called "Lynn")
                                      -and-
         Lynn Mueller, sole trustee of the Mueller Family Trust, a trust settled and constituted under the laws of the Province of British Columbia (hereinafter called the "Mueller Trust")
                                      -and-
         Mark McCooey of the Province of British Columbia (hereinafter called "Mark")
                                      -and-
         Mark McCooey, sole trustee of the Jade Eagle Trust, a trust settled and constituted under the laws of the Province of British Columbia (hereinafter called the "Jade Eagle Trust")
                                      -and-
         Aries Developments Ltd., a corporation existing under the laws of the Province of British Columbia (hereinafter called "Aries")
                                      -and-
         Paul Callon of the Province of British Columbia (hereinafter called "Callon")
                                      -and-
         (Mueller Trust, Jade Eagle Trust, and Aries hereinafter individually referred to as a or the "Vendor" and collectively referred to as the "Vendors")
                                      -and-
         (Lynn, and Mark (hereinafter individually referred to as the "Principal" and collectively referred to as the "Principals")
                                      -and-
         Essential Innovations Technology Corp., a corporation existing under the laws of the State of Nevada (hereinafter called the "Purchaser")

                                      -and-

         Essential Innovations Corp., a corporation existing under the federal laws of Canada (hereinafter called the "EI Canada")

WHEREAS:

A. Each of the Vendors, the Principals, the Purchaser, ESE and PacGeo entered into a Share Purchase Agreement dated February 8, 2006 whereby the Purchaser agreed to purchase and the Vendors and the Principals agreed to sell all of their interest in PacGeo (the "SPA");

B. Subsequent to the execution of the SPA, all of the parties agree to amend the SPA on the terms and conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the respective covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1.1      Definitions

         In addition to the words and phrases defined in the recitals or elsewhere in this Agreement, as used in this Agreement, in any documents to be executed and delivered pursuant to this Agreement and in any documents executed and delivered in connection with the completion of the transactions contemplated herein, unless otherwise defined herein, any capitalized terms herein shall have the meaning ascribed to them in the SPA.

1.2      Extension of Obligation to Pay Full Purchase Price

         Pursuant to paragraph 2.3(c) and (f) of the SPA, the Purchaser was obligated to pay to the Vendors and the Principals an aggregate of $760,000 in cash at the Time of Closing. The parties hereto have mutually agreed that the obligation to make such cash payment shall be postponed and the SPA shall be modified as follows:

         (a) paragraph 2.3(c) shall be deleted and replaced with the following:

                           "SIX HUNDRED AND FORTY FOUR THOUSAND Canadian dollars (CDN$644,000.00) by way of a promissory note due and payable on demand, provided that no such demand shall be made prior to March 17, 2006, and deliverable to the Vendors and the Principals at the Time of Closing;"

         (b) paragraph 2.3(f) shall be deleted and replaced with the following:

                           "ONE HUNDRED SEVENTY FOUR THOUSAND Canadian dollars (CDN $174,000.00) by issuance to the Vendors and Principals on the Closing Date of such number of common shares of the Purchaser that is equal to $58,000.00 Canadian dollars divided by the Weighted Average Price and by issuance to the Vendors and the Principals of a promissory note in the amount of $116,000 due and payable on demand provided that no demand shall be made prior to March 17, 2006 (the "Holdback 2"), such Purchaser's Shares and promissory note to be delivered to the Escrow Agent, with the understanding that upon payment of the amount owed under the promissory note such payment shall be made to the Escrow Agent to be held in accordance with the terms of the Escrow Agreement."

         The Purchaser acknowledges and agrees that interest shall accrue on the unpaid balance owed under each the promissory notes described in this paragraph 1.2 at a rate of 10% interest per annum, calculated monthly, not in advance, commencing March 18, 2006.

1.3      Payment of Promissory Note

         The Purchaser acknowledges its obligation to pay the amounts due and owing under the promissory notes contemplated at paragraph 1.2 herein on or before March 17, 2006, without requirement for demand or notice from the Vendors or the Principals. If the Purchaser fails to make payment of the amounts due under such promissory notes on March 17, 2006, the Vendors and the Principals shall have the option to either:

         (a) accept the promissory notes in full satisfaction of the Purchase Price, make demand for payment of all amounts due and owing under such promissory notes and take all such steps and actions as they determine appropriate and necessary to ensure the full payment of the principal and all accrued but unpaid interest on such promissory notes; or

         (b) demand that the Purchaser and EI Canada return to the Vendors all of the Purchased Shares and Shareholder's Loan in exchange for the payment by the Vendors and the Principals to the Purchaser of $250,000 of the $400,000 payment made pursuant to the SPA and the delivery to the Purchaser of the promissory notes referred to in paragraph 1.2 herein and all of the common shares issued to the Vendors and the Principals pursuant to paragraph 2.3 of the SPA.

         If the payment by the Purchaser of the promissory notes in the aggregate amount of $760,000 are not made by March 17, 2006, the Vendors and the Principals shall have until March 31, 2006 to provide written notice to the Purchaser of their election pursuant to this paragraph 1.3, and in the absence of providing written notice to the Purchaser by such date shall be deemed to have elected to accept the promissory notes in satisfaction of the balance of the Purchase Price as contemplated in paragraph 1.3 herein.

         Until such time as the Purchaser either pays to the Vendors and the Principals the $760,000 contemplated herein, or the Vendors and the Principals make the election contemplated in this paragraph 1.3 (the "Final Pymt Date"), the Purchaser and EI Canada shall not take any steps or take any actions in relation the business and affairs of PacGeo or ESE which would materially affect the business affairs of either such company, other than the provision of security by each of ESE and PacGeo to support the securing of sufficient funds by the Purchaser to effect payment of the Purchase Price. For greater certainty, until the Final Pymt Date the Purchaser and EI Canada shall not terminate the employment of any employees, change or modify the terms of any financing with the lenders to either PacGeo or ESE, modify, amend or compromise any of the arrangements with any customers or suppliers of ESE, or take any other actions which might materially affect the Vendors ability to continue to operate the Business upon exercise of the election pursuant to paragraph 1.3(b) herein, if made.

1.4      Amendment to Schedule 3.1 (r) of the Purchase Agreement

         Schedule 3.1(r) is hereby deleted and replaced with the following:

                  "SCHEDULE 3.1(r)
                  Related Party Indebtedness

                  As of December 31, 2005, the following amounts were outstanding in respect of shareholder loans:

                  Owing from (to) Pacific Geo Exchange Inc.:

                  Paul Callon                                 $   79,314.00
                                                              -------------

                  Total Consolidated Loan Balance:            $   79,314.00
                  --------------------------------

1.5      Severability

         Should any part of this Agreement be declared or held invalid for any reason, such invalidity shall not affect the validity of the remainder which shall continue in force and effect and be construed as if this Agreement had been executed without the invalid portion and it is hereby declared the intention of the parties hereto that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held invalid.

1.6      Counterparts Execution

         This Agreement may be executed in as many counterparts and by facsimile transmission as may be necessary and each of which so signed will be deemed to be an original and such counterparts and facsimile transmissions together will constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the date set forth above.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

SIGNED, SEALED AND DELIVERED by
MARK MCCOOEY in the presence of:        )

 /s/                                    )  /s/ Mark McCooey
------------------------------------    ) ---------------------------------
Witness                                 ) MARK MCCOOEY
                                        )
SIGNED, SEALED AND DELIVERED by         )
LYNN MUELLER in the presence of:        )

 /s/                                    )  /s/ Lynn Mueller
------------------------------------    ) ---------------------------------
Witness                                 ) LYNN MUELLER
                                        )
SIGNED, SEALED AND DELIVERED by         )
JADE EAGLE TRUST in the presence of:    )

 /s/                                    )  /s/ Mark McCooey
------------------------------------    ) ---------------------------------
Witness                                 ) JADE EAGLE TRUST
                                        )
SIGNED, SEALED AND DELIVERED by         )
LYNN MUELLER in the presence of:        )

 /s/                                    )  /s/ Lynn Mueller
------------------------------------    ) ---------------------------------
Witness                                 ) MUELLER FAMILY TRUST
                                        )
EXECUTED by ARIES DEVELOPMENT LTD.      ) ARIES DEVELOPMENT LTD.
in the presence of:                     ) Per:

 /s/                                    )  /s/ Paul Callon
------------------------------------    ) ----------------------------------
Witness                                 ) Authorized Signatory
                                        )
                                        )
SIGNED, SEALED AND DELIVERED by         )
PAUL CALLON in the presence of:         )

 /s/                                    )  /s/ Paul Callon
------------------------------------    ) ---------------------------------
Witness                                 ) PAUL CALLON

EXECUTED by EARTH SOURCE ENERGY CORP.   ) EARTH SOURCE ENERGY CORP.
in the presence of:                     ) Per:

 /s/                                    )  /s/ Mark McCooey
------------------------------------    ) --------------------------------
Witness                                 ) Authorized Signatory
                                        )
EXECUTED by PACIFIC GEO EXCHANGE INC.   ) PACIFIC GEO EXCHANGE INC.
in the presence of:                     ) Per:

 /s/                                    )  /s/ Lynn Mueller
------------------------------------    ) --------------------------------
Witness                                 ) Authorized Signatory
                                        )
EXECUTED by ESSENTIAL INNOVATIONS       ) ESSENTIAL INNOVATIONS TECHNOLOGY CORP.
TECHNOLOGY CORP. in the presence of:    ) Per:

 /s/                                    )  /s/ Jason McDiarmid
------------------------------------    ) --------------------------------
Witness                                 ) Authorized Signatory
                                        )
                                        )
EXECUTED by ESSENTIAL INNOVATIONS CORP. ) ESSENTIAL INNOVATIONS CORP.
in the presence of:                     ) Per:

 /s/                                    )  /s/ Jason McDiarmid
------------------------------------    ) --------------------------------
Witness                                 ) Authorized Signatory